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                                                                   EXHIBIT 10.29

                          MEDSTONE INTERNATIONAL, INC.
                            1997 STOCK INCENTIVE PLAN

1.      GENERAL

        This Plan is intended to secure for the Company and its stockholders the benefits derived from capital stock ownership or from realization of capital stock appreciation by officers and key employees of the Company and its Subsidiaries and by other selected persons who contribute to the growth and success of the Company. This Plan will provide further incentives to such persons and encourage them to remain in the service of the Company or its Subsidiaries, and will enhance the ability of the Company and its Subsidiaries to attract and motivate high quality personnel. This Plan is intended to satisfy the requirements of Section 422 with respect to Incentive Options and of Rule 16b-3 with respect to transactions by officers, directors of the Company, and shall be construed accordingly.

2.      DEFINITIONS

        As used in this Plan, the following capitalized terms shall have the meanings indicated:

        (a) Award: An Option, an SAR or Restricted Stock issued or granted to an Eligible Grantee under this Plan.

        (b)     Board: The Board of Directors of the Company.


        (c)     Code: The Internal Revenue Code of 1986, as amended.

        (d) Committee: The Committee established to grant Awards and administer this Plan, as provided in Section 3.

        (e)     Company: Medstone International, Inc, a Delaware corporation.

        (f) Corresponding Option: An Option with respect to which a Tandem SAR is granted under Section 8(a).

        (g) Date of Exercise: The date on which an executive officer of the Company, at the Company's corporate offices, receives the written notification and any payment required under this Plan for the exercise of all or a portion of an Option or an SAR, except that the Date of Exercise may be a later date specified by the Grantee within the applicable exercise period.

        (h) Date of Grant: The date on which the Committee authorizes the granting of an Award to a specified Grantee, except that the Date of Grant may be a later date specified by the Committee.

        (i) Eligible Grantee: Subject to Section 7(c), any person who is an officer, director or key employee of the Company or a Subsidiary on the Date of Grant or any consultant or individual whose participation in the Plan the Committee determines is in the Company's best interests. However, if necessary for securities issuances under this Plan to qualify for registration under the Securities Exchange Act of 1933, as amended, on Form S-8 (or another similar form covering employee benefit plan issuances), Awards may only be issued to individuals who are not employees, officers or directors of the Company or its Subsidiaries if such individuals are consultants or


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                advisors to such entities who render bona fide services not in connection with the offer or sale of securities in capital-raising transactions.

        (j) Fair Market Value: (i) If the Stock is listed or admitted to trade on a securities exchange, the closing price of a share of the Stock on the composite tape of the principal securities exchange on which the Stock is so listed or admitted to trade; or, (ii) if the Stock is not listed or admitted to trade on a securities exchange, the reported closing price or, if such prices are not reported, the mean between the last reported bid and asked prices, for a share of the Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Stock is not listed or admitted to trade on a securities exchange and if prices for the Stock are not so furnished through NASDAQ or a similar organization, the fair market value of a share of the Stock determined by the Committee. The Fair Market Value as of any date under (i) or
                (ii) shall be determined by the trading price on that date, or if there was no trading price on that date, on the next preceding date on which the Stock was traded. With respect to an Incentive Option, the foregoing determination of the Fair Market Value shall be modified as required to satisfy the applicable Treasury Regulations issued under Section 422.

        (k)     Freestanding SAR: An SAR which is not a Tandem SAR.

        (l)     Grantee: The person to whom an Award is granted under this Plan.

        (m) Incentive Option: An Option that qualifies as an incentive stock option under Section 422.

        (n) Option: A stock option granted to an Eligible Grantee under this Plan.

        (o) Plan: This Medstone International, Inc. 1997 Stock Incentive Option Plan, as set forth herein and as amended from time to time.

        (p) Restricted Stock: Shares of Stock issued to an Eligible Grantee under Section 10.

        (q) Rule 16b-3: Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as the Rule may be amended from time to time, and any successor rule.

        (r) SAR: A stock appreciation right granted to an Eligible Grantee under Section 9.

        (s) Section 422: Section 422 of the Code, as amended, and any successor provision.

        (t) Stock: Shares of the Common Stock of the Company, and such other securities as may be substituted therefor as provided in Section 15.

        (u) Subsidiary: Any subsidiary of the Company, as defined in Section 424(f) of the Code, as amended, whether now existing or organized in the future.

        (v) Tandem SAR: An SAR which is granted in tandem with a Corresponding Option, so that its payment will reduce the number of shares of Stock issuable upon exercise of the Corresponding Option.

        (w) 10% Shareholder: An individual who for purposes of Section 422(b)(6) of the Code, as amended, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.


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3.      ADMINISTRATION

        (a)     The Committee

                This Plan shall be administered by a Committee consisting of two
        (2) or more persons appointed by the Board. The Board may from time to time appoint members to the Committee and may fill vacancies, however caused, in the Committee. The Committee, in its discretion, may delegate the granting of Awards and other administration of the Plan to officers of the Company or other persons, subject to any limitations on such delegating under applicable laws. The Board itself may carry out any or all of the functions of the Committee.

        (b)     Award Grants and Plan Interpretation

                Subject to the provisions of this Plan and any Board approval requirements or other limitations under applicable laws, the Committee shall have authority to grant and determine the terms of Awards and shall interpret this Plan and prescribe rules and regulations relating to it. Any interpretation or construction by the Committee of any provision of this Plan or of any Award shall be binding and conclusive. An Eligible Grantee who has been granted an Award may be granted additional Awards or Awards in substitution for previously granted or exercised Awards, if the Committee shall so determine. At the Committee's discretion, Award grants may be made singly, in combination or in tandem (subject to any applicable limitations on tandem grants under the Code with respect to Incentive Options).

        (c)     Committee Actions

                The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee at which a quorum is present shall be made by a majority of its members which are present. Any decision or determination reduced to writing and signed by all the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be liable, in the absence of gross negligence or wilful misconduct, for any act or omission with respect to his service on the Committee. Service on the Committee by a member of the Board shall constitute service as a director of the Company so that the member shall be entitled to indemnification and reimbursement as a director of the Company.

4.      STOCK ISSUABLE UNDER PLAN

        Subject to Section 15, the aggregate number of shares of Stock which may be issued under this Plan shall be 800,000 shares of Common Stock, increased on January 1 of each year this Plan is in effect by a number of shares equal to one percent (1%) of the total number of outstanding shares of Common Stock on that date. Shares subject to outstanding Awards of Options or SARs will be reserved for issuance. Any shares of Common Stock issued under this Plan may consist in whole or in part of authorized and unissued shares or treasury shares. Shares of Stock subject to the unexercised portions of any Options granted under this Plan which expire, terminate or are canceled, and shares of Restricted Stock which are reacquired by the Company or canceled pursuant to the terms of the Restricted Stock Awards, shall again become available for issuance under this Plan. Any shares of Stock surrendered to the Company under Section 6(b) to pay the exercise prices upon exercises of Options or to satisfy withholding tax requirements under Section 13 will not be added to the number of shares of stock available for issuance under the Plan. If the number of shares to be issued pursuant to an Award is reduced to pay the exercise price under Section 6(b) or to satisfy tax withholding requirements under Section 13, the number of shares issuable under this Plan will be reduced by such reduction. The total number of shares of Stock which may subsequently be issued under this Plan shall be reduced, (a) upon the


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exercise of a Tandem SAR (but without duplication for shares issued upon such exercise), by the number of shares of Stock covered by the portion of the Corresponding Option which is surrendered upon such exercise, and, (b) upon the exercise of a portion of a Freestanding SAR, by the same portion of the total number of shares of Stock with respect to which the Freestanding SAR was originally granted, as specified by the Committee at the time of its grant.

        The maximum number of shares of Stock that may be delivered upon exercises of Options qualified as Incentive Options granted under this Plan is 800,000 Shares. Such maximum number of Incentive Option shares shall be subject, as appropriate, to adjustments under this Section 15 in the same manner as the total number of shares of Stock issuable under this Plan, but such maximum number shall not be altered by the annual increases provided for in the first sentence of this Section 4.

5.      TERMINATION OF THE PLAN

        Awards may be granted as provided in this Plan at such time or times as may be determined by the Committee, but any such grants must be made prior to the termination of this Plan by the Board. Any Options or SARs outstanding on the termination date may thereafter by exercised in accordance with their respective terms.

6.      OPTION PROVISIONS

        (a) Each Option granted under this Plan shall specify whether or not it is intended to be an Incentive Option. Unless otherwise approved by the Committee and agreed in writing by the Company and the Grantee in the Award agreement or otherwise, each such Option shall be subject to the following conditions:

                (i)     Minimum Exercise Price

                        The exercise price per share of the Stock subject to the
                Option shall not be less than 100 percent (100%) of the Fair Market Value on the Date of Grant of the Option.

                (ii)    Term of Option

                        The option may not be exercised in whole or in part more
                than ten (10) years after its Date of Grant. If the Grantee dies less than one (1) year before the expiration date of his Option, the expiration date will be extended to one (1) year after the date of his death.

                (iii)   Termination of Employment or Services

                        If the Grantee for any reason ceases to be employed or
                retrained as an employee or service provider (which shall include serving as a director) by the Company or another corporation specified in Section 422(a)(2) of the Code, as amended, other than because of his death or total disability, any portion or all of the Grantee's Option which has not been previously exercised shall expire, subject to earlier expiration pursuant to other sections of this Plan or the terms of the Option, three (3) months following the date he ceases to be so employed or retained and shall only be exercisable to the extent exercisable on the date of termination. If the Grantee ceases to be so employed or retained because of his death or total disability, his Option shall expire, subject to earlier expiration pursuant to other sections of this Plan or the terms of the Option, one (1) year following the date he ceases to be so employed or retained and shall only be exercisable to the extent exercisable on the date of termination. "Total disability," as used in this paragraph and in Section 7(c), shall have the meaning applicable for purposes of Section 422 or, with respect to the paragraph, as otherwise determined by the Committee.


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                (iv)    Exercise of Options

                        Once exercisable, an Option shall remain exercisable
                until the expiration or earlier termination of the Option. Only whole shares of stock shall be issued upon the exercise of an Option and fractional share interests shall be disregarded, although the Committee may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests.

                (v) The Option shall not be transferable by the Grantee except by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by him.

        (b)     Payments

                Payment for Stock purchased upon any exercise of an Option shall be made in full in cash concurrently with such exercise, except that, if the Committee shall have authorized it and the Company is not then legally prohibited from receiving such consideration, the purchase may be made in whole or in part: (i) by forgiveness of indebtedness owed by the Company to the purchaser; (ii) by transfer or surrender to the Company (which may be effected, if permitted by the Committee, without actual delivery of the certificates representing such shares) concurrently with such exercise of shares of Stock valued on the basis of the Fair Market Value of the Stock on the Date of Exercise; (iii) by reducing the number of shares of Stock to be delivered to the Grantee upon exercise of the Option, with the reduction valued on the basis of the aggregate Fair Market Value on the Date of Exercise of the additional shares of Stock that would otherwise have been delivered to the Grantee upon the Option exercise; (iv) by the delivery, concurrently with such exercise and in accordance with Regulation T promulgated under the Securities Exchange Act of 1934, or any successor rule or regulation, of a properly executed exercise notice for the Option and irrevocable instructions to a broker promptly to deliver to the Company to pay the exercise price a specified amount of the proceeds of a sale of the Option shares or loan secured by the Option shares; and/or (v) by other means determined by the Committee to be consistent with this Plan's purposes. Subject to any Board approval requirements or other limitations under applicable laws, the Committee may also assist any Grantee (including an officer or director) in the exercise of his Option by authorizing a loan from the Company, permitting the Grantee to pay the exercise price in installments or authorizing a guarantee by the Company of a third party loan to the Grantee, and the terms and conditions of any such loan, installment sale or guarantee will be determined by the Committee.

        (c)     Shareholder's Rights

                A Grantee shall have none of the rights of a shareholder with respect to the shares subject to his Option until such shares have been duly issued to the Grantee pursuant to his exercise of the Option.

7.      INCENTIVE OPTION LIMITATIONS

        Each Incentive Option issued under the Plan shall be subject to the following limitations, if and to the extent required to satisfy then applicable requirements under Section 422 of the Code or any successor provision:


        (a)     Term of Option

               No Incentive Option may be exercised in whole or in part more than ten (10) years after its Date of Grant, except that the maximum term for any Incentive Option granted to a 10% Shareholder shall be five
        (5) years after its Date of Grant.


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        (b)     Maximum Grant

                The aggregate fair market value (determined as of the time any Incentive Option is granted) of the Stock with respect to which Incentive Options are exercisable for the first time by any Grantee during any calendar year under this Plan, and under any other plans of the Company and its parent and subsidiary corporations, shall not exceed One Hundred Thousand Dollars ($100,000.00).

        (c)     Termination of Employment

                An Incentive Option may not be granted to a Grantee who is not on the Date of Grant employed by either the Company or another corporation specified in Section 422(a)(2) of the Code, as amended. If a Grantee ceases to be so employed for any reason, other than because of his death or total disability, any portion or all of the Grantee's Incentive Option which has not been previously exercised shall expire, subject to earlier expiration pursuant to other sections of this Plan or the terms of the Option, three (3) months following the date his employment is terminated and shall only be exercisable to the extent exercisable on the date of termination. If a Grantee ceases to be employed by either the Company or another corporation specified in
        Section 422(a)(2) of the Code, as amended, because of his total disability, his Incentive Option shall expire, subject to earlier expiration pursuant to other sections of this Plan or the terms of the Option, one (1) year after the date his employment is terminated and shall only be exercisable to the extent exercisable on the date of termination.

        d)      Minimum Exercise Price

                The exercise price per share of the Stock subject to each Incentive Option shall be determined by the Committee, but shall not be less than 100 percent (100%) of the Fair Market Value on the Date of Grant of the Incentive Option. In the case of an Incentive Option granted to a 10% Shareholder, the exercise price per share may not be less than one hundred ten percent (110%) of the Fair Market Value on the Date of Grant.

        (e)     Date of Grant

                No Incentive Option may be granted more than ten (10) years after the effective date of this Plan.

        (f)     Adjustments Upon Changes in Capitalization

                Any adjustment under Section 13(a) with respect to an Incentive Option shall be made in such manner as not to constitute a modification as defined in Section 424(h)(3) of the Code, as amended, and only to the extent permitted (to preserve the applicability to the Incentive Option of Section 421(a) of the Code) by Sections 422 and 424 of the Code, as amended.

        (g)     Nontransferability

                An Incentive Option granted under this Plan shall not be transferable by the Grantee except by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by him.

8.      STOCK APPRECIATION RIGHTS

        (a)     Tandem SARs

                At the Committee's discretion, an Eligible Grantee may be issued a Tandem SAR (stock


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        appreciation right) to receive upon its exercise an amount equal to some or all of the excess of the Fair Market Value as of the Date of Exercise of the shares subject to unexercised portions of the Corresponding
        Option over the aggregate exercise price for such shares under the Corresponding Option. No Tandem SAR may be exercised in whole or in part other than in connection with the contemporaneous surrender without exercise of its Corresponding Option, or the portion thereof that corresponds to the portion of the Tandem SAR being exercised, or except to the extent that the Corresponding Option or such portion thereof is exercisable on the Date of Exercise of the Tandem SAR. A Tandem SAR may be granted at the time the Corresponding Option is granted or at any time thereafter during the term of the Corresponding Option. With respect to any Tandem SAR, the Committee, in its discretion, may place an upper limit on the amount payable on exercise of the SAR, may limit the exercise of the SAR to specified time periods or to a portion of the shares subject to the Corresponding Option, may require a portion of the shares subject to the Corresponding Option to be purchased as a condition to exercise of the SAR, may add any restrictions necessary to provide for incentive stock option treatment of the Corresponding Option and may provide such other provisions or limitations as are consistent with this Plan and applicable laws and regulatory requirements.

        (b)     Freestanding SARs

                At the Committee's discretion, an Eligible Grantee may be issued a Freestanding SAR (stock appreciation right) to receive upon its exercise an amount equal to some or all of the excess of the Fair Market Value of a number of shares of Common Stock specified by the Committee at the time of the Freestanding SAR's grant over a base value (which may or may not equal the Fair Market Value of the same number of shares at the Date of Grant) determined by the Committee. The Committee, in its discretion, may place an upper limit on the amount payable on exercise of the Freestanding SAR, may limit the exercise periods and may provide such other provisions or limitations as are consistent with this Plan and applicable laws and regulatory requirements.

        (c)     SAR Payments

                As determined or agreed to by the Committee, the amount payable upon exercise of an SAR may be paid in cash, in shares of Stock (valued on the basis of their Fair Market Value on the exercise date and rounded down to the highest number of whole shares, unless payment for a fractional share equivalent shall be agreed to by the Committee) or in a combination of cash and such shares so valued. The Committee may permit a Grantee to defer payments payable to him under this Section 8 under such rules and procedures as the Committee may establish, including (without limitation) the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock.

9.      EXERCISE OF OPTIONS AND SARS

        (a)     Exercise Procedure

                Unless consideration other than services to the Company or its affiliated entity is given for such Award, no Option or SAR shall be exercisable until at least six months after its Date of Grant. A Grantee shall exercise his Option or SAR by delivering to an executive officer of the Company, at the Company's corporate offices: (i) a notice in writing of his intention to exercise his Option or SAR, specifying the number of shares as to which he desires to exercise the Option or SAR and the date on which he desires to complete his exercise (which must be within the applicable exercise period); (ii) any representations of the Grantee required under Section 16; (iii) cash and/or other consideration required for full payment of the purchase price of the shares as to which an Option is being exercised; and (iv) any other documentation reasonably required by the executive officer. Any person other than the Grantee who exercises an Option or SAR shall first provide the Company with satisfactory evidence of his right to do so.


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        (b)     Other Limitations

                The Committee shall in its discretion subject to the requirements of this Plan and applicable laws and regulatory requirements, prescribe the terms and conditions upon which Options and SARs may be exercised, which need not be the same in each case. Such terms and conditions may include (without limitation) vesting and acceleration provisions and provisions requiring termination of Options and SARs following termination of employment or other occurrences. At any time, the Committee and the Option or SAR holder may agree to accelerate the exercise date or dates for any outstanding Option or SAR or portion thereof.

        (c)     Death of Employee

                If a Grantee shall die, the executor, administrator or personal representative of his estate, or another person to whom rights to exercise his Option or SAR shall pass under his will or the laws of descent and distribution, may exercise his Option or SAR, to the extent it is otherwise exercisable under the terms of this Plan.

10.     RESTRICTED STOCK

        The Committee may issue shares of Restricted Stock under this Plan to any Eligible Grantee in such amounts and for such lawful consideration as the Committee shall determine is beneficial to the Company. The Committee shall determine the terms and conditions applicable to any such Restricted Stock issuance including, without limitation, rights of the Company or its assignees to acquire all or a portion of the shares upon termination of the Grantee's employment by the Company or until other specified dates or events, restrictions on transfers of the shares, possession of share certificates and voting and dividend rights with respect to shares which are restricted, and the effects of changes in the Company's control. The Committee may also agree to issue Restricted Stock to an Eligible Grantee on a deferred basis at a future date or future dates, and may provide that until the issuance of deferred shares the Grantee may receive payments from the Company as additional compensation equal to dividends that would have been paid on the deferred shares if they had been outstanding on the record date for the dividend payments. This paragraph shall not restrict the Company from issuing its shares outside this Plan in any lawful manner.

11.     NO TRANSFERABILITY EXCEPT FOR LIMITED EXCEPTIONS

        Unless otherwise provided in this Section 11, in the Award agreement between the Grantee and the Company, as each may be amended, or by applicable law, an Option or SAR granted under this Plan shall not be transferable (whether by sale, assignment, pledge or otherwise) by the Grantee and shall be exercisable during the Grantee's lifetime only by him, and amounts payable or shares issuable pursuant to such an Award shall be delivered only to or for the account of the Grantee. Any attempted transfer in violation of this paragraph shall be void and unenforceable. Subject to Sections 7(g) and 16 of this Plan and any limitations set forth in the Award agreements, the foregoing restrictions shall not apply to: (a) transfers to the Company; (b) the designation of a beneficiary to receive benefits in the event of the Grantee's death or, if the Grantee has died, transfers to or exercise by the Grantee's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; (c) transfers pursuant to a domestic relations order (as defined in Section 414(p) of the Code) relating to the Grantee; (d) if the Grantee has suffered a disability, permitted transfers or exercises on behalf of the Grantee by his or her legal representative; or (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee. Subject to Sections 7(g) and 16 of this Plan, the Committee also may permit an Award to be exercised by and paid to certain persons or entities related to the Grantee, including but not limited to members of the Grantee's family, charitable institutions or trusts, or other entities whose beneficiaries or beneficial owners are members of the Grantee's family and/or charitable


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
institutions, pursuant to such conditions and procedures as the Committee may establish. Any transfer permitted by the preceding sentence shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate, tax planning and/or charitable giving purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

12.     AMENDMENT OF PLAN

        The Board shall have complete power and authority to alter, amend, suspend or terminate this Plan, provided that no such action shall deprive a Grantee, without his consent, of any Award, or of any rights thereunder, previously granted to him pursuant to this Plan and no action by the Board will cause Incentive Options granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose. Unless approved by the shareholders of the Company, the Board may not make any amendment to this Plan to increase the total number of shares or other securities of the Company that may be issued under the Plan.

13.     WITHHOLDING TAXES

        Upon any exercise, vesting, payment or other event related to an award issued under this Plan, the Company or any Subsidiary employing the Grantee shall have the right to deduct from the Grantee's compensation or require the Grantee to remit to the employer corporation an amount sufficient to satisfy federal state and local withholding tax requirements applicable to such event. If such payment is legally permissible and is approved by the Committee and the employer corporation, such amount may be paid by surrender or retention of the Grantee's shares of Stock valued at their current Fair Market Value.

14.     AWARD AGREEMENTS AND AMENDMENTS

        Each Award granted under this Plan shall be evidenced by an agreement between the Company and the Grantee, which shall be approved by the Committee or an executive officer of the Company. The agreement shall comply with the provisions of this Plan and the terms of the Award's grant by the Committee. Subject to the terms and limitations set forth in this Plan, an officer of the Company, with the Committee's approval, and the Grantee may without shareholder approval modify, extend, renew or terminate any outstanding Award or agreement evidencing an Award.

15.     ADJUSTMENTS OR TERMINATION UPON CHANGES IN CAPITALIZATION OR
        REORGANIZATIONS

        (a)     Changes in Capitalization

                If the number of outstanding shares of Stock is increased or decreased by a stock dividend payable in shares of Stock or a subdivision, split, combination or reverse split of outstanding shares of Stock, or if the outstanding shares of Stock are changed into or exchanged for a different number or kind of securities of the Company through a reorganization, merger, recapitalization or reclassification, an appropriate and proportionate adjustment shall be made in the number and kind of securities as to which Awards may be granted under this Plan. A corresponding adjustment changing the number and kind of securities allocated to, and the exercise price per share of Options, SARs or portions thereof outstanding at the time of such change shall likewise be made. Any such adjustment of an outstanding Option shall be made without changing the total exercise price for the unexercised portion of the Option.

        (b)     Reorganizations

                At least fifteen (15) days prior notice of such on shall be given by the Company to holders of outstanding Awards in the event of
        (i) the dissolution or liquidation of the Company, (ii) a reorganization,


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        merger or consolidation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Stock are changed into or exchanged for cash, property or securities not of the Company's issue, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company's incorporation, or (iii) a sale or other transfer in one or a series of transactions of all or substantially all of the assets of the Company to any person or entity or to persons or entities which are affiliated or acting in concert with respect to such sale or transfer. Any Option or SAR granted under this Plan shall automatically terminate upon the closing of and, subject to the last sentence of Section 9(b), each outstanding Option or SAR shall become fully exercisable with respect to all the unissued shares subject to the Option or the full remaining SAR payment at a time prior to the closing of such dissolution, liquidation, reorganization, merger, consolidation or sale of assets. The preceding sentence shall be subject to any limitations on its applicability imposed by the Committee and shall not be applicable with respect to an Option or SAR if provision shall be made in connection with such a reorganization, merger, consolidation or sale of assets for the assumption of the Option or SAR by, or the substitution for such Option or SAR of a new option or stock appreciation right covering the stock of the surviving, successor or purchasing corporation or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares or other property to be issued upon exercise of the option or SAR and the exercise price, provided that with respect to an Incentive Option such assumption or substitution is permitted (to preserve the applicability to the Incentive Option of Section 421(a) of the Code) by Sections 422 and 424 of the Code, as amended. This paragraph shall not restrict the Committee from permitting or requiring other accelerations of Option or SAR exercises upon transactions described in this paragraph or any other acquisitions of the Company's shares or business or changes in control of the Company.

        (c)     Related Provisions

                Any adjustments under this Section 15 shall be made by the Committee, and its determination shall be conclusive. Subject to rights of holders of outstanding shares under Section 155 of the Delaware General Corporation Law or any successor provision, no fractional shares of Stock shall be issued under this Plan, and no payment shall be made with respect to fractional shares, on account of any such adjustment unless approved by the Committee in its discretion. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital structure, to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets.

        (d)     Foreign Grantees

                In order to fulfill this Plan's purposes and without amending this Plan, Awards may be granted to Eligible Grantees who are foreign nationals employed outside the United States or both on such terms and conditions different from those otherwise specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to recognize differences in applicable foreign laws, tax policy or customs.

16.     COMPLIANCE WITH SECURITIES LAWS

        No Award shall be granted under this Plan, and no shares or cash shall be issued upon the exercise, surrender or cancellation of any such Award, unless and until any then applicable securities laws or requirements of any regulatory agencies having jurisdiction and of any exchanges upon which securities of the Company may be listed shall have been complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any Awards are granted or any Stock is issued under this Plan. The Company shall be entitled to utilize applicable exemptions from the registration requirements under state and federal securities laws, even though such exemptions entail restrictions on the transferability of shares issued under this Plan. At the time


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
of the exercise of any Option or SAR, the Committee, in its discretion, may require investment representations or other assurances or representations satisfactory to them from the person exercising the Option or SAR appropriate to satisfy the requirements for exemptions from registration and qualification requirements under applicable state and federal securities laws.

17.     EMPLOYMENT RIGHTS

        Nothing contained in this Plan shall be deemed to give any Grantee a right to the continuation of his employment by the Company to which he is not otherwise entitled nor shall the Company be under any obligation by virtue of this Plan to retain any Grantee as an employee for any period.

18.     INFORMATION TO OPTIONEES

        The Company shall make available to each holder of an outstanding Award a copy of any annual or other report generally distributed by the Company to its shareholders.

19.     SEVERABILITY

        If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue in effect.

20.     NON-EXCLUSIVITY OF PLAN

        Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant awards or authorize other compensation, with or without reference to the Stock, under any other plan or otherwise outside of this Plan.

21.     NUMBER AND GENDER

        With respect to words used in this Plan, the singular form shall also include the plural form, the masculine gender shall include the feminine gender, and vice versa, as the context requires.

22.     DELAWARE LAW

        To the extent that federal laws (such as the Code, or the Employee Retirement Income Security Act of 1974) do not otherwise control, this Plan shall be governed by the laws of Delaware and shall be construed accordingly.

23.     EFFECTIVE DATE OF PLAN

        This Plan was adopted by resolution of the Board to be effective as of May 1, 1997 and was approved by the Company's shareholders on that date.


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